EXHIBIT 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S. C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Southridge Technology Group, Inc., (the “Company”) on Form 10-QSB for quarterly period ended March 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andrew Uribe, President (Principal Executive Officer) of the Company, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)

The Report fully complies with the requirements of Section 13 (a) of 15 (d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 14, 2007

/s/ Andrew Uribe

Andrew Uribe

President (Principal Executive Officer)